Exhibit 99.2

PH

LISTED

NYSE®

Parker Hannifin Corporation

Quarterly Earnings Release 3rd Quarter FY 2005

April 18, 2005

Forward Looking Statements

Forward-Looking Statements:

Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company and individual segments may differ materially from current expectations, depending on economic conditions within both its industrial and aerospace markets, and the company’s ability to achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, and growth initiatives. A change in economic conditions in individual markets may have a particularly volatile effect on segment projections. Among the other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers or suppliers, including delays or cancellations in shipments; uncertainties surrounding timing, successful completion or integration of acquisitions; threats associated with and efforts to combat terrorism; competitive market conditions and resulting effects on sales and pricing; increases in raw-material costs that cannot be recovered in product pricing; the company’s ability to manage cost related to employee retirement and healthcare benefits and insurance; and global economic factors, including currency exchange rates, difficulties entering new markets and general economic conditions such as inflation and interest rates. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them.

Non-GAAP Financial Measure

This presentation reconciles sales amounts reported in accordance with U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions and divestitures made within the prior four quarters as well as the effects of currency exchange rates on sales. The effects of acquisitions and divestitures and currency exchange rates are removed to allow investors and the company to meaningfully evaluate changes in sales on a comparable basis from period to period.

Discussion Agenda

Financial Highlights

Influences on Sales & Earnings WIN Strategy Balance Sheet & Cash Flow Trends Outlook Questions & Answers

Financial Highlights

EPS*– 3rd Quarter and YTD as of March 31, 2005 $3.50 $3.00 $2.50 $2.00 $1.50 $1.00 $0.50 $0.00 $1.18 $0.88 $3.21 $1.80

3Q FY 05 3Q FY 04 YTD FY 05 YTD FY 04

* Earnings Per Share From Continuing Operations

Financial Highlights

Sales – 3rd Quarter and YTD through March 31

3rd

Quarter

YTD

FY05

FY04

FY05

FY04

Sales

$2,142

$1,879

$6,005

$5,035

% change

14%

19%

Sales from acquisitions & divestitures

$135

$8

$301

$29

Sales without acquisitions & divestitures

$2,007

$1,871

$5,704

$5,006

% change

7%

14%

Currency effects

$39

$141

Sales without acquisitions, divestitures & currency

$1,968

$1,871

$5,563

$5,006

% change

5%

11%

Significant Influences on Sales

Continued Industrial End Market Strength

Aerospace

Commercial Defense

Globalization Trends

Parker New Order Rates

Industrial North America

30 20 10 0 -10 -20 -30 -40

J O

J 96

A J O

J 97

A J O

J 98

A J O

J 99

A J O

J 00

A J O

J 01

A J O

J 02

A J O

J 03

A J O

J 04

A J O

J 05

Current month vs. prior year

5

Parker New Order Rates

Industrial R.O.W.

30 25 20 15 10 5 0 -5 -10 -15

J O

J 96

A J O

J 97

A J O

J 98

A J O

J

99

A J O

J 00

A J O

J 01

A J O

J 02

A J O

J

03

A J O

J 04

A J O

J 05

Current month vs. prior year

Parker New Order Rates

Climate & Industrial Controls

30 25 20 15 10 5 0 -5 -10 -15 -20

J O

J 02

A J O

J 03

A J O

J 04

A J O

J 05

Current month vs. prior year

-3

Parker New Order Rates

Aerospace

30 20 10 0 10 20 30

J O J A J O J A J O J A J O J A J O J A J O J A J O J A J O J A J O J A J O J

Average last 12 months orders to previous 12 months orders

Influences on Earnings

Increased Volume

Win Strategy

Restructuring/Move to Low Cost Countries Sales Mix – Aerospace Inventory Changes

Segment Reporting Industrial North America

FY2005

FY2004

3rd Qtr

YTD

3rd Qtr

YTD

Sales

As reported

$925

$2,577

$815

$2,168

% change

13%

19%

Acquisitions & Divestitures

$57

$109

$6

$16

without Acquisitions & Divestitures

$868

$2,468

$809

$2,152

% change

9%

15%

Currency effects

$3

$8

without Acquisitions, Divestitures, & Currency

$865

$2,460

$809

$2,152

% change

8%

14%

Operating Margin

As reported

$120

$340

$89

$180

% of sales

13%

13%

11%

8%

Segment Reporting Industrial Rest of World

FY 2005

FY 2004

3rd Qtr

YTD

3rd Qtr

YTD

Sales

As reported

$623

$1,756

$542

$1,405

% change

15%

25%

Acquisitions & Divestitures

$32

$115

without Acquisitions & Divestitures

$591

$1,641

$542

$1,405

% change

9%

17%

Currency effects

$29

$110

without Acquisitions, Divestitures, & Currency

$562

$1,531

$542

$1,405

% change

4%

9%

Operating Margin

As reported

$63

$191

$43

$104

% of sales

10%

11%

8%

7%

Segment Reporting Aerospace

FY 2005

FY 2004

3rd Qtr

YTD

3rd Qtr

YTD

Sales

As reported

$337

$995

$315

$889

% change

7%

12%

Acquisitions & Divestitures

without Acquisitions & Divestitures

$337

$995

$315

$889

% change

7%

12%

Currency effects

$1

$4

without Acquisitions, Currency, & Divestitures

$336

$991

$315

$889

% change

7%

12%

Operating Margin

As reported

$44

$145

$42

$114

% of sales

13%

15%

13%

13%

Segment Reporting Climate & Industrial Controls

FY 2005

FY 2004

3rd Qtr

YTD

3rd Qtr

YTD

Sales

As reported

$227

$569

$181

$482

% change

25%

18%

Acquisitions & Divestitures

$46

$77

without Acquisitions & Divestitures

$181

$492

$181

$482

% change

2%

Currency effects

$4

$10

without Acquisitions, Divestitures, & Currency

$177

$482

$181

$482

% change

-2%

Operating Margin

As reported

$27

$51

$21

$49

% of sales

12%

9%

12%

10%

Segment Reporting Other

FY 2005

FY 2004

3rd Qtr

YTD

3rd Qtr

YTD

Sales

As reported

$29

$108

$26

$90

% change

11%

20%

Acquisitions & Divestitures

$2

$14

without Acquisitions & Divestitures

$29

$108

$24

$76

% change

21%

42%

Currency effects

$2

$9

without Acquisitions, Divestitures & Currency

$27

$99

$24

$76

% change

12%

30%

Operating Margin

As reported

$2

$14

-

$3

% of sales

8%

13%

-

3%

Balance Sheet Summary

Cash

Working Capital

Inventory

Accounts Receivable

PP & E

Shareholders Equity

Financial Leverage

Debt to Debt Equity

38.0% 36.0% 34.0% 32.0% 30.0% 28.0% 26.0% 24.0% 22.0% 20.0%

FY99 FY00 FY01 FY02 FY03 FY04 Q3 FY05

Target

22.2%

Strong Cash Flow

FY05 YTD $517

Operating Cash Flow $800 $700 $600 $500 $400 $300 $200 $100 $0

538

631

FY 99 FY 00 FY 01 FY 02 FY 03 FY 04

12.0% 10.0% 8.0% 6.0% 4.0%

% to Sales

FY 2005 Earnings Outlook Assumptions Segment Sales & Operating Income

FY 2005 Sales change vs. FY 2004

NA Industrial

15.8% -

16.5%

Industrial ROW

20.0% -

21.3%

Aerospace

10.0% -

11.9%

CIC

18.5% -

19.6%

Other

9.0% -

10.9%

FY 2005 Change in Operating Margin percentage vs.

FY 2004

Basis points

NA Industrial

330—360

Industrial ROW

250—270

Aerospace

120—170

CIC

-10—-70

Other

520—550

FY 2005 Earnings Outlook Assumptions below Operating Margin

Corporate Admin. -2% to -4% vs. FY 2004 Interest Expense -7% to -9% vs. FY 2004 Other Exp. (Income)* +230% to +250% vs. FY 2004 Tax Rate 29.0%

*Other: FY04—included non-recurring income from sale of business units FY05—included non-recurring expense for pension curtailment and real estate investment write off

Earnings Outlook

Fiscal Year 2005 EPS Range $4.72—$4.92

(Includes $0.47 From Discontinued Operations)

Forecast Risks

Increased Costs

Ability to Match Prices Increases to Cost Increases Customer Accumulation vs. Liquidation of Inventories Plant Utilization and Capital Spending Plans Airline Industry Financial Health & Defense Budget Interest Rates

Questions & Answers...

Appendix

Income Statements & Quarterly Segment Data

Income Statement – 3rd Quarter

FY 2005

FY 2004

% of Sales

% of Sales

Net sales

$2,141.7

100.0%

$1,879.1

100.0%

Cost of sales

1,712.9

80.0%

1,526.3

81.2%

Gross profit

428.8

20.0%

352.8

18.8%

S, G & A

218.2

11.4%

195.5

10.4%

Interest expense

(17.1)

-0.8%

(17.2)

-0.9%

Interest & other income

(1.9)

-0.1%

(0.8)

0.0%

(19.0)

-0.9%

(18.0)

-1.0%

Income from Cont’g Operations b/f taxes

191.6

8.9%

139.3

7.4%

Income taxes

49.5

2.3%

33.5

1.8%

Income from Cont’g Operations

$142.2

6.6%

$105.7

5.6%

Discontinued Operations

($2.8)

-0.1%

$2.1

0.1%

Net Income

$139.4

6.5%

$107.8

5.7%

Income Statement – 3rd Quarter YTD

FY 2005

FY 2004

% of Sales

% of Sales

Net sales

$6,004.6

100.0%

$5,034.5

100.0%

Cost of sales

4,769.6

79.4%

4,123.0

81.9%

Gross profit

1,234.9

20.6%

911.5

18.1%

S, G & A

636.2

10.6%

553.9

11.0%

Interest expense

(50.6)

-0.8%

(56.2)

-1.1%

Interest & other income

(11.1)

-0.2%

(3.2)

-0.1%

(61.7)

-1.0%

(59.4)

-1.2%

Income from Cont’g Operations b/f taxes

537.0

8.9%

298.2

5.9%

Income taxes

150.5

2.5%

84.6

1.7%

Income from Cont’g Operations

$386.6

6.4%

$213.6

4.2%

Discontinued Operations

$56.7

0.9%

$6.7

0.1%

Net Income

$443.3

7.4%

$220.3

4.4%

Restated Income Statement

CONSOLIDATED STATEMENT OF INCOME - Restated

Restated to present divestiture of a business unit as discontinued operations

(Dollars in thousands, except per share amounts)	Fiscal 2004					Fiscal 2005		
	9/30/2003	**12/31/2003**	**3/31/2004**	**6/30/2004**	**Total**	**9/30/2004**	**12/31/2004**	**3/31/2005**
Net sales	$ 1,562,105	$ 1,593,340	$ 1,879,057	$ 1,964,259	$ 6,998,761	$ 1,919,968	$ 1,942,887	$ 2,141,708
Cost of sales	1,282,882	1,313,802	1,526,297	1,549,313	5,672,294	1,510,399	1,546,357	1,712,884
Gross profit	279,223	279,538	352,760	414,946	1,326,467	409,569	396,530	428,824
Selling, general and administrative expenses	174,917	183,524	195,452	222,642	776,535	197,134	220,846	218,207
Interest expense	21,751	17,267	17,229	16,972	73,219	16,216	17,288	17,116
Other (income) expense, net	1,636	760	792	(6,600)	(3,412)	10,847	(1,618)	1,872
Income from continuing operations before income taxes	80,919	77,987	139,287	181,932	480,125	185,372	160,014	191,629
Income taxes	26,532	24,493	33,547	59,381	143,953	54,839	46,161	49,454
Income from continuing operations	54,387	53,494	105,740	122,551	336,172	130,533	113,853	142,175
Income from discontinued operations	2,304	2,277	2,108	2,922	9,611	2,250	57,274	(2,805)
Net income	$ 56,691	$ 55,771	$ 107,848	$ 125,473	$ 345,783	$ 132,783	$ 171,127	$ 139,370
Basic earnings per share:								
Income from continuing operations	$ 0.46	$ 0.46	$ 0.89	$ 1.04	$ 2.86	$ 1.10	$ 0.96	$ 1.19
Income from discontinued operations	0.02	0.01	0.02	0.02	0.08	0.02	0.48	(0.02)
Net income per share	$ 0.48	$ 0.47	$ 0.91	$ 1.06	$ 2.94	$ 1.12	$ 1.44	$ 1.17
Diluted earnings per share:								
Income from continuing operations	$ 0.46	$ 0.45	$ 0.88	$ 1.02	$ 2.82	$ 1.09	$ 0.94	$ 1.18
Income from discontinued operations	0.02	0.02	0.02	0.03	0.09	0.02	0.47	(0.03)
Net income per share	$ 0.48	$ 0.47	$ 0.90	$ 1.05	$ 2.91	$ 1.11	$ 1.41	$ 1.15

Note: Basic and diluted earnings per share amounts are computed independently for each of the quarters presented, therefore, the sum of the quarterly basic and diluted earnings per share amounts may not equal the total computed for the year.

anything Parker Possible.

Restated Quarterly Segment Data

BUSINESS SEGMENT INFORMATION BY INDUSTRY—Restated Industrial & Aerospace restated for reclass of business unit Other restated for the divestiture of business unit

Fiscal 2004

Fiscal 2005

(Dollars in thousands)

9/30/2003

12/31/2003

3/31/2004

6/30/2004

Total

9/30/2004

12/31/2004

3/31/2005

Net sales

Industrial:

North America

$667,777

$685,412

$815,239

$848,392

$3,016,820

$832,338

$819,243

$924,975

International

421,824

441,445

541,634

564,824

1,969,727

548,973

583,221

623,343

Aerospace

284,631

289,792

314,651

326,846

1,215,920

331,134

326,961

337,314

Climate & Industrial Controls

155,950

144,698

181,172

189,337

671,157

165,470

176,506

226,831

Other

31,923

31,993

26,361

34,860

125,137

42,053

36,956

29,245

Total

$1,562,105

$1,593,340

$1,879,057

$1,964,259

$6,998,761

$1,919,968

$1,942,887

$2,141,708

Segment operating income

Industrial:

North America

$43,045

$48,837

$88,605

$110,296

$290,783

$119,809

$99,862

$120,133

International

31,332

29,619

42,857

55,833

159,641

66,473

61,615

63,079

Aerospace

37,485

34,837

41,638

43,986

157,946

51,294

49,540

43,945

Climate & Industrial Controls

17,514

10,459

21,432

22,364

71,769

15,817

8,911

26,513

Other

2,175

(409)

5,389

8,138

6,773

4,744

2,379

Total segment operating income

131,551

124,735

194,123

237,868

688,277

260,166

224,672

256,049

Corporate general and administrative expenses

22,919

25,087

25,435

32,840

106,281

25,355

30,616

23,447

Income from continuing operations before

interest expense and other

108,632

99,648

168,688

205,028

581,996

234,811

194,056

232,602

Interest expense

21,751

17,267

17,229

16,972

73,219

16,216

17,288

17,116

Other

5,962

4,394

12,172

6,123

28,651

33,223

16,754

23,857

Income from continuing operations before income taxes

$80,919

$77,987

$139,287

$181,933

$480,126

$185,372

$160,014

$191,629